                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)          20-Nov-96


        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).


                             The Money Store Inc.

                           TMS Auto Holdings, Inc.
--------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


        Delaware                                      22-3405381
        New Jersey      33-94518                      22-2293022

        State or other           (Commission          (IRS Employer
        jurisdiction of          File Number)          ID Number)
        incorporation)


               2840  Morris  Avenue, Union,  New  Jersey  07083
          ----------------------------------------------------------
                   (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                          908-686-2000
                                                      ------------


                                     n/a
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5  Other Events
                ------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of 20-Nov-96


        Item 7  Financial Statements and Exhibits
                ---------------------------------

        The quarterly financial statement for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on August 9, 1996.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          THE MONEY STORE INC.
                          TMS AUTO HOLDINGS, INC.



                          By /S/ James K. Ransom
                          -------------------------
                          James K. Ransom
                          Vice President









Dated:   11/20/96

                       TMS AUTO RECEIVABLES TRUST 1996-1
                      7.10%  Asset  Backed  Certificates
                            SERVICER'S CERTIFICATE

          IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
          TO SERIES 1996 - 1 FOR THE NOVEMBER 13, 1996 DETERMINATION DATE

  DISTRIBUTION DATE            11/20/96      MONTHLY PERIOD               Oct-96

A.    Information Regarding the Current Monthly Distribution :

      I.    CERTIFICATES
              (a) The aggregate amount of the distribution to
                  Certificateholders from the Collection Account                  41,416.67

              (b) The amount of the distribution set forth in  A. 1. (a)
                  above in respect of interest from the Collection Account        41,416.67

              (c) The amount of the distribution set forth in  A. 1. (a)
                  above in respect of principal from the Collection Account           0.00

              (d) The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                  on the Policy (Deficiency Claim Amount)                             0.00

              (e) The amount of the distribution set forth in  A. 1. (a)
                  above per $1,000 interest                                       5.9166671

              (f) The amount of the distribution set forth in  A. 1. (b)
                  above per $1,000 interest                                       5.9166671

              (g) The amount of the distribution set forth in  A. 1. (c)
                  above per $1,000 interest                                       0.0000000

              (h) The amount of the distribution set forth in  A. 1. (d)
                  above per $1,000 interest                                       0.0000000


B.    Information Regarding the Performance of the Trust:

      I.    POOL AND CERTIFICATE BALANCES

              (a) The Pool Balance as of the close of business
                  on the last day of the preceding Monthly Period            177,191,612.90

              (b) The Certificate Balance as of the close of business
                  on the last day of the preceding Monthly Period, after
                  giving effect to payments allocated to principal set
                  forth in Paragraph  A. 1. (c)  above                         7,000,000.00

              (c) The Certificate Factor as of the close of business on the
                  last day of the preceding Monthly Period                        1.0000000

2.    SERVICING FEE

     (a)  The aggregate amount of the Servicing Fee paid to the
          Servicer with respect to the preceding Monthly Period
          from the Collection Account                                                                    400,997.09
     (b)  The amount of such Servicing Fee per $ 1,000 interest                                          57.2852986
     (c)  The amount of any unpaid Servicing Fee                                                               0.00
     (d)  The change in the amount of any unpaid Servicing Fee
          from the previous Distribution Date                                                                  0.00

3.    OTHER FEES

     (a) The aggregate amount of Trustee Fees paid to the Trustee
         from the Collection Account                                                                         333.33
     (b) The aggregate amount of Insurance Premium paid to the
         Certificate Insurer from the Collection Account                                                   1,458.33

4.    PAYMENT SHORTFALLS

     (a)  The amount of the Interest Carryover Shortfall after
          giving effect to the payments set forth in Paragraph
          A. 1. (b) above                                                                                      0.00
     (b)  The amount of such Interest  Carryover  Shortfall
          per  $1,000  Interest                                                                           0.0000000
     (c)  The change in the amount of the Interest Carryover Shortfall
          from  the  previous  Distribution  Date                                                              0.00
     (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
          A. 1. (c) above                                                                                      0.00
     (e)  The amount of such Principal  Carryover  Shortfall
          per  $1,000  Interest                                                                           0.0000000
     (f)  The change in the amount of the Principal Carryover Shortfall
          from  the  previous  Distribution  Date                                                              0.00

5.    REALIZED LOSSES

     (a)  Realized Losses for the Period funded by the Spread Account                                    583,756.66
                              1.  Cram Down Losses                                      5,681.98
                              2.  Losses on Liquidated Receivable                     578,074.68
     (b)  Aggregate Realized Losses, if any,
                              1.  Preceding Monthly Period                               Oct-96          902,022.44
                              2.  Second preceding Monthly Period                        Sep-96          318,265.78

6.    PURCHASE AMOUNTS

     The aggregate Purchase Amounts for Receivables,
     if any, that were repurchased in such period                                                              0.00

7.    PAYAHEAD ACCOUNT

     (a)  The aggregate Payahead Balance                                                                 285,422.39
     (b)  The change in the Payahead Balance from the
          previous Distribution Date                                                                      26,378.33
                (1)  The aggregate Payaheads pursuant to Section 14.03
                     for  the  Monthly Period which were transferred from
                     the  Collection  Account to the Payahead Account.                 86,239.11
                (2)  The portion of the Payaheads constituting Scheduled
                     Payments on PreComputed Receivables or the portion
                     that  are applied to Prepay a PreComputed Receivable in
                     full  pursuant to Section 14.03 which were transferred from
                     the Payahead  Account to the Collection Account.                  59,860.78
     (c)  The investment earnings on funds in the Payahead Account
          (transferred from the Payahead to the Collection Account) and
           remitted to the Seller as Supplemental Servicing Fee                                            1,065.58

                                                                (2)



8.    SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
             distributions made on such Distribution Date                                             13,561,978.25
        (b)  The change in the Spread Account balance on such
             Distribution  Date                                                                          936,927.46
        (c)  The Amount withdrawn from the Spread Account and
             payable to the Certificateholders (Deficiency Claim Amount)                                       0.00
        (d)  The Amount withdrawn from the Spread Account and
             payable to the Seller  (Remaining Funds).                                                         0.00
        (e)  The investment earnings on funds in the Spread Account
             (transferred from the Spread to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                                         42,102.59

9.    THE POLICY

        The amount distributable from the Policy and payable to the
        Certificateholders, after giving effect to withdrawals from the
        Spread Account (Deficiency Claim Amount)                                                               0.00

10.    THE NOTICES

        (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                      $0.00 to be withdrawn from the Spread Account to fund the
              amount payable on the related Distribution Date for items (i) thru (v)
              of Section 14.06 (b)

        (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                      $0.00 to be withdrawn from the Policy to fund the amount
              payable on the related Distribution Date for items (i) thru (v) of
              Section 14.06 (b)

11.    TERMINATION OF TRUST

        The amount to be distributed to the Certificateholders from the Collection
        Account pursuant to the Termination of the Trust ( Section 20.01 )                                     0.00

12.    OTHER INFORMATION

        Pursuant to Section 13.09 (b) (i)
        (a)     Delinquency Ratio                                                         3.8435%
        (b)     Average Delinquency Ratio                                                 4.1090%
        (c)     Default Rate                                                              9.9727%
        (d)     Average Default Rate                                                      6.8685%
        (e)     Net Loss Rate                                                             3.7924%
        (f)     Average Net Loss Rate                                                     1.8929%

        Pursuant to Section 13.09 (b) (ii)
        Trigger Event occurred as of                                                      NO

        Pursuant to Section 13.09 (b) (iii)
        Prior Trigger Event Deemed Cured  as  of                                          NO

        Pursuant to Section 13.09 (b) (iv)
        Insurance Agreement Event of Default                                              NO

**NOTE**Pursuant to Section 14.02 (b)
        Amount deposited into the Collection Account due to
        mistaken deposits, postings or checks returned for
        insufficient funds to be reimbursed to the Servicer                                                    0.00

                                                                (3)



13.    PRE-FUND ACCOUNT

        (a)  The Pre-Fund Account balance after giving effect to
             distributions made on such Distribution Date                                  0.00
        (b)  The Pre-Fund Account Balance per $ 1,000 interest                        0.0000000
        (c)  The Amount withdrawn from the Pre-Fund Account and transferred
             to the Collection Account (payable to the Certificateholders)                 0.00
        (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest         0.0000000
        (e)  The interest earnings on funds in the Pre-Fund Account
             (transferred from the Pre-Fund to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                        726.51

14.    CAPITALIZED INTEREST ACCOUNT

        (a)  The Capitalized Interest Account balance after giving effect to
             distributions made on such Distribution  Date                                 0.00
        (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Certificateholders)                                                           0.00
        (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Sellers)                                                                      0.00
        (e)  The interest earnings on funds in the Capitalized Interest Account
             (transferred from the Capitalized Interest to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee                      7.72





                                      (4)




I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


        THE MONEY STORE AUTO FINANCE INC.






        BY:     \s\ Harry Puglisi
                ---------------------------
                HARRY  PUGLISI
                TREASURER

                       TMS AUTO RECEIVABLES TRUST 1996-1
               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes


              IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
         DATED AS  OF  MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1996 - 1 FOR THE NOVEMBER 13, 1996 DETERMINATION DATE

DISTRIBUTION DATE     11/20/96      MONTHLY PERIOD                      Oct-96

A.      Information Regarding the Current Monthly Distribution :

        I.    NOTES

                (a)  The aggregate amount of the distribution to
                      Noteholders' from the Collection Account with respect to:
                        Class A-1 Notes                                             5,855,804.28
                        Class A-2 Notes                                               410,168.25
                        Class A-3 Notes                                               330,512.50

                (b)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of interest from the Collection Account:
                        Class A-1 Notes                                               131,615.90
                        Class A-2 Notes                                               410,168.25
                        Class A-3 Notes                                               330,512.50

                (c)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of principal from the Collection Account:
                        Class A-1 Notes                                             5,724,188.38
                        Class A-2 Notes                                                     0.00
                        Class A-3 Notes                                                     0.00

                (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                     on the Policy (Deficiency Claim Amount) with respect to:
                        Class A-1 Notes                                                     0.00
                        Class A-2 Notes                                                     0.00
                        Class A-3 Notes                                                     0.00

                (e)  The amount of the distribution set forth in  A. 1. (a)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                              129.8404497
                        Class A-2 Notes                                                4.5574250
                        Class A-3 Notes                                                5.7083333

                (f)   The amount of the distribution set forth in  A. 1. (b)
                      above per $1,000 interest with respect to:
                        Class A-1 Notes                                                2.9183126
                        Class A-2 Notes                                                4.5574250
                        Class A-3 Notes                                                5.7083333

                (g)  The amount of the distribution set forth in  A. 1. (c)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                              126.9221370
                        Class A-2 Notes                                                0.0000000
                        Class A-3 Notes                                                0.0000000

                (h)  The amount of the distribution set forth in  A. 1. (d)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                                0.0000000
                        Class A-2 Notes                                                0.0000000
                        Class A-3 Notes                                                0.0000000

B.      Information Regarding the Performance of the Trust :

        1.    POOL AND NOTE BALANCES

                (a)  The Pool Balance as of the close of business
                     on the last day of the preceding Monthly Period              177,191,612.90

                (b)  The Class Note Balances as of the close of business
                     on the last day of the preceding Monthly Period, after
                     giving effect to payments allocated to principal set
                     forth in Paragraph  A. 1. (c)  above wtih respect to:
                        Class A-1 Notes                                            22,291,612.90
                        Class A-2 Notes                                            90,000,000.00
                        Class A-3 Notes                                            57,900,000.00

                (c)  The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:
                        Class A-1 Notes                                                0.4942708
                        Class A-2 Notes                                                1.0000000
                        Class A-3 Notes                                                1.0000000

2.    SERVICING FEE

        (a)  The aggregate amount of the Servicing Fee paid to the
             Servicer with respect to the preceding Monthly Period
             from the Collection Account                                                400,997.09
        (b)  The amount of such Servicing Fee per $ 1,000 interest                       2.0049855
        (c)  The amount of any unpaid Servicing Fee                                           0.00
        (d)  The change in the amount of any unpaid Servicing Fee
             from the previous Distribution Date                                              0.00

3.    OTHER FEES

        (a) The aggregate amount of Trustee Fees paid to the Trustee
            from the Collection Account                                                     333.33
        (b) The aggregate amount of Insurance Premium paid to the
            Noteholders' Insurer from the Collection Account                             35,456.59

4.    PAYMENT SHORTFALLS

        (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph
             A. 1. (b) above with respect to:
                Class A-1 Notes                                                               0.00
                Class A-2 Notes                                                               0.00
                Class A-3 Notes                                                               0.00

        (b)  The amount of such Interest  Carryover  Shortfall
              per  $1,000  Interest
                Class A-1 Notes                                                          0.0000000
                Class A-2 Notes                                                          0.0000000
                Class A-3 Notes                                                          0.0000000

        (c)  The change in the amount of the Interest Carryover Shortfall
              from the previous Distribution Date                                             0.00
        (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                A. 1. (c) above                                                               0.00
        (e)  The amount of such Principal  Carryover  Shortfall
             per  $1,000  Interest                                                       0.0000000
        (f)  The change in the amount of the Principal Carryover Shortfall
             from  the  previous  Distribution Date                                           0.00

                                             (2)



5. REALIZED LOSSES

        (a)  Realized Losses for the Period funded by the Spread Account                                    583,756.66
                                 1.  Cram Down Losses                                      5,681.98
                                 2.  Losses on Liquidated Receivables                    578,074.68
        (b)  Aggregate Realized Losses, if any,
                                 1.  Preceding Monthly Period                                Oct-96        902,022.44
                                 2.  Second preceding Monthly Period                         Sep-96        318,265.78

6.    PURCHASE AMOUNTS

        The aggregate Purchase Amounts for Receivables,
        if any, that were repurchased in such period                                                              0.00

7.    PAYAHEAD ACCOUNT

        (a)  The aggregate Payahead Balance                                                                 285,422.39
        (b)  The change in the Payahead Balance from the
             previous Distribution Date                                                                      26,378.33
                         (1)  The aggregate Payaheads pursuant to Section 5.6
                              for the Monthly Period which were transferred from
                              the  Collection  Account to the Payahead Account.            86,239.11
                         (2)  The portion of the Payaheads constituting Scheduled
                              Payments on PreComputed Receivables or the portion
                              that  are applied to Prepay a PreComputed Receivable in
                              full  pursuant to Section 5.6 which were transferred from
                              the Payahead  Account to the Collection Account.             59,860.78
        (c)  The investment earnings on funds in the Payahead Account
             (transferred from the Payahead to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                                             1,065.58

8.    SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
             distributions made on such Distribution  Date                                               13,561,978.25
        (b)  The change in the Spread Account balance on such
             Distribution  Date                                                                             936,927.46
        (c)  The Amount withdrawn from the Spread Account and
             payable to the Certificateholders (Deficiency Claim Amount)                                          0.00
        (d)  The Amount withdrawn from the Spread Account and
             payable to the Seller  (Remaining Funds).                                                            0.00
        (e)  The investment earnings on funds in the Spread Account
             (transferred from the Spread to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                                            42,102.59

9.    THE POLICY

        The amount distributable from the Policy and payable to the
        Noteholders, after giving effect to withdrawals from the
        Spread Account (Deficiency Claim Amount)                                                                  0.00

10.    THE NOTICES

        (a)  Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                   $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (vi)
             of Section 5.6 (

        (b)  Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                   $0.00  to be withdrawn from the Policy to fund the amount
             payable on the related Distribution Date for items (i) thru (vi) of
             Section 5.6 (b)

                                            (3)




11.    TERMINATION OF TRUST
        The amount to be distributed to the Certificateholders from the Collection
        Account pursuant to the Termination of the Trust ( Section 307 )                                     0.00

12.    PRE-FUND ACCOUNT

        (a)  The Pre-Fund Account balance after giving effect to
                distributions made on such Distribution  Date                                                0.00
        (b)  The Pre-Fund Account Balance per $ 1,000 interest
                Class A-1 Notes                                                                         0.0000000
                Class A-2 Notes                                                                         0.0000000
                Class A-3 Notes                                                                         0.0000000
        (c)   The Amount withdrawn from the Pre-Fund Account and transferred
              to the Collection Account (payable to the Noteholders)                                         0.00
        (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                           0.0000000
        (e)   The interest earnings on funds in the Pre-Fund Account
              (transferred from the Pre-Fund to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                                         726.51

13.    CAPITALIZED INTEREST ACCOUNT

        (a)  The Capitalized Interest Account balance after giving effect to
             distributions made on such Distribution Date                                                    0.00
        (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
              Certificateholders and Noteholders)                                                            0.00
        (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
              Sellers)                                                                                       0.00
        (e)   The interest earnings on funds in the Capitalized Interest Account
              (transferred from the Capitalized Interest to the Collection Account)
              and remitted to the Seller as Supplemental Servicing Fee                                       7.72

14.    OTHER INFORMATION

        Pursuant to Section 4.9 (b) (i)
        (a)     Delinquency Ratio                                                                         3.8435%
        (b)     Average Delinquency Ratio                                                                 4.1090%
        (c)     Default Rate                                                                              9.9727%
        (d)     Average Default Rate                                                                      6.8685%
        (e)     Net Loss Rate                                                                             3.7924%
        (f)     Average Net Loss Rate                                                                     1.8929%

        Pursuant to Section 4.9 (b) (ii)
        Trigger Event occurred as of                                                                           NO

        Pursuant to Section 4.9 (b) (iii)
        Prior Trigger Event Deemed Cured  as  of                                                               NO

        Pursuant to Section 4.9 (b) (iv)
        Insurance Agreement Event of Default                                                                   NO

        Weighted Average Coupon Rate                                                                       19.500
        Weighted Average Remaining Terms                                                                   47.170

**NOTE**Pursuant to Section 5.2 (b)
        Amount deposited into the Collection Account due to
        mistaken deposits, postings or checks returned for
        insufficient funds to be reimbursed to the Servicer                                                  0.00

                                                        (4)




I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.


        THE MONEY STORE AUTO FINANCE INC.






        BY:          \s\ Harry Puglisi
                ____________________________
                HARRY PUGLISI
                TREASURER